Blue Owl Credit SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended March 31, 2026

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	March 31, 2026	December 31, 2025
Assets
Investments at fair value (amortized cost of $2,474,449 and $2,350,698, respectively)	$2,417,836	$2,343,367
Cash	167,235	124,718
Receivable due on investments sold	23,608	1,803
Interest receivable	7,557	7,635
Total Assets	$2,616,236	$2,477,523
Liabilities
Debt (net of unamortized debt issuance costs of $8,096 and $8,463, respectively)	$1,831,178	$1,728,363
Payable for investments purchased	163,029	94,359
Interest payable	16,980	23,627
Distribution payable	13,265	15,513
Accrued expenses and other liabilities	1,629	1,592
Due to advisor	367	—
Total Liabilities	2,026,448	1,863,454
Members’ Equity
Total Members’ Equity - Class A	589,788	614,069
Total Members' Equity	589,788	614,069
Total Liabilities and Members’ Equity	$2,616,236	$2,477,523

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Statement of Operations
(Amounts in thousands)

	For the Three Months Ended March 31,
	2026	2025
Investment Income
Investment Income	$41,005	$23,696
Total Investment Income	$41,005	$23,696
Operating Expenses
Interest expense	$23,814	$13,049
Professional fees	1,216	610
Total Operating Expenses	25,030	13,659
Net Investment Income (Loss)	15,975	10,037
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss) on investments	(49,283)	(16,080)
Net realized gain (loss) on investments	(2,708)	(23)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(51,991)	(16,103)
Net Increase (Decrease) in Members' Equity Resulting from Operations	$(36,016)	$(6,066)
Total Net Increase (Decrease) in Members’ Equity Resulting from Operations - Class A	$(36,016)	$(6,066)

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Debt Investments
Advertising and media
Nexstar Media Inc.(6)	First lien senior secured loan	S +	2.75%	—%	03/2033	$11,438	$11,324	$11,300
Outfront Media Capital LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2032	3,900	3,897	3,902
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%	—%	07/2031	19,156	19,162	18,436
							34,383	33,638	5.7%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2031	3,397	3,392	3,395
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	01/2027	651	650	646
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	02/2028	360	357	350
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	05/2032	3,795	3,795	3,756
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2030	8,309	8,308	8,311
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%	—%	06/2030	11,286	11,286	11,298
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%	—%	10/2030	16,739	16,738	16,750
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.50%	—%	07/2031	10,479	10,480	10,489
CACI International, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	02/2033	7,056	7,039	7,048
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	10,739	10,738	10,735
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%	—%	02/2032	11,060	11,053	11,058
KBR, Inc(5)	First lien senior secured loan	S +	2.00%	—%	01/2031	987	990	986
Mahseer Holdings LLC (dba PennAero)(6)(8)	First lien senior secured loan	S +	3.25%	—%	03/2033	11,823	11,764	11,764
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%	—%	12/2032	8,059	8,048	8,057
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%	—%	12/2031	12,277	12,279	12,293
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2030	495	495	495
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	—%	01/2032	9,850	9,833	9,847
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	—%	08/2032	9,565	9,543	9,563
United Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	02/2031	987	987	983
VSE Corp(6)	First lien senior secured loan	S +	2.00%	—%	03/2033	5,483	5,469	5,472
							143,244	143,296	24.3%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.00%	—%	10/2031	7,881	7,881	7,873
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	S +	3.00%	—%	05/2028	2,838	2,838	2,833
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2031	676	677	667
Mister Car Wash Holdings, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	03/2031	10,306	10,203	10,184
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%	—%	12/2032	3,410	3,395	3,419
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%	—%	01/2031	4,683	4,683	4,639
							29,677	29,615	5.0%
Buildings and real estate
Advanced Drainage Systems, Inc.(5)	First lien senior secured loan	S +	1.63%	—%	02/2033	3,768	3,768	3,780
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%	—%	02/2032	7,172	7,155	7,136
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	2,292	2,292	2,287
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%	—%	04/2032	10,254	10,254	10,222
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	11/2031	1,975	1,972	1,972
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%	—%	01/2030	425	425	426
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%	—%	01/2032	2,745	2,719	2,730
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%	—%	03/2032	1,324	1,321	1,327
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%	—%	03/2031	911	911	837
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%	—%	03/2031	10,426	10,284	10,170
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2029	495	492	494

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	02/2032	7,368	7,356	7,350
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%	—%	11/2027	1,781	1,777	1,776
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%	—%	09/2032	3,858	3,854	3,858
							54,580	54,365	9.2%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%	—%	07/2031	10,312	10,230	9,535
BrightView Landscapes, LLC(6)	First lien senior secured loan	S +	2.00%	—%	04/2029	5,111	5,121	5,090
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%	—%	01/2032	757	757	751
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%	—%	09/2028	10,597	10,371	9,758
CoolSys, Inc.(6)	First lien senior secured loan	S +	6.00%	—%	08/2028	15,032	14,589	12,429
DYCOM INDUSTRIES INC(5)	First lien senior secured loan	S +	1.75%	—%	01/2033	3,659	3,650	3,669
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%	—%	09/2028	2,767	2,785	2,737
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%	—%	09/2031	5,076	5,070	5,025
Kaseya Inc.(5)	First lien senior secured loan	S +	3.25%	—%	03/2032	12,441	12,404	11,586
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	1,919	1,919	1,918
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	02/2033	2,023	2,023	2,023
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%	—%	01/2032	15,286	15,226	15,254
Ping Identity Holding Corp.(5)(8)	First lien senior secured loan	S +	2.75%	—%	11/2032	12,605	12,572	12,447
PINNACLE BUYER, LLC(6)	First lien senior secured loan	S +	2.50%	—%	10/2032	17,228	17,190	17,233
Plano HoldCo, Inc. (dba Perficient)(6)	First lien senior secured loan	S +	3.50%	—%	10/2031	5,940	5,920	4,752
Plusgrade Inc.(6)(8)	First lien senior secured loan	S +	3.50%	—%	03/2031	9,235	9,236	8,866
Pye-Barker Fire & Safety, LLC(5)	First lien senior secured loan	S +	2.50%	—%	12/2032	17,013	16,935	17,029
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%	—%	08/2032	16,191	16,040	15,811
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.00%	—%	07/2032	8,611	8,611	8,584
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%	—%	02/2032	18,549	18,549	18,462
Vestis Corp(6)(8)	First lien senior secured loan	S +	2.25%	—%	02/2031	1,021	983	982
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	10/2032	3,265	3,258	3,266
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%	—%	12/2032	24,683	24,591	22,894
							218,030	210,101	35.6%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)	First lien senior secured loan	S +	4.00%	—%	11/2027	17,286	16,856	16,488
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%	—%	12/2029	2,517	2,521	2,518
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%	—%	11/2030	9,897	9,897	9,872
Entegris, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	07/2029	533	535	534
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(8)	First lien senior secured loan	S +	4.00%	—%	04/2032	2,347	2,327	2,330
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%	—%	02/2030	3,950	3,882	3,430
MSOF BEACON LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2032	11,937	11,907	11,916
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%	—%	04/2028	7,619	7,575	7,458
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%	—%	08/2030	6,925	6,751	6,813
							62,251	61,359	10.4%
Consumer products
ACP Tara Holdings, Inc. (dba Arcadia)(6)	First lien senior secured loan	S +	3.25%	—%	12/2032	15,554	15,525	15,605
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%	—%	08/2030	494	498	493
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%	—%	04/2031	13,228	13,159	13,195
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%	—%	10/2030	5,615	5,607	5,564
Novelis Inc(6)	First lien senior secured loan	S +	1.75%	—%	03/2032	4,597	4,597	4,596
							39,386	39,453	6.7%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Containers and packaging
Berlin Packaging(6)	First lien senior secured loan	S +	3.25%	—%	06/2031	7,482	7,468	7,193
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	11/2030	7,904	7,905	7,848
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%	—%	03/2032	14,368	14,274	13,384
Graham Packaging Company Inc(5)	First lien senior secured loan	S +	2.25%	—%	01/2033	2,955	2,949	2,922
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%	—%	09/2032	21,928	21,828	21,667
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%	—%	02/2029	4,849	4,840	4,839
ProAmpac PG Borrower LLC(5)	First lien senior secured loan	S +	4.00%	—%	03/2033	17,437	17,176	16,797
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2032	17,034	16,993	16,852
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%	—%	04/2031	16,134	16,127	16,164
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	03/2028	21,485	21,271	20,374
							130,831	128,040	21.7%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S +	2.75%	—%	07/2028	11,718	11,720	11,683
Avient Corporation(6)	First lien senior secured loan	S +	1.75%	—%	08/2029	2,943	2,955	2,963
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%	—%	12/2030	11,405	11,405	11,220
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.50%	—%	12/2032	16,000	15,771	15,730
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	—%	10/2031	20,061	19,994	19,949
							61,845	61,545	10.4%
Education
Covista Inc. (dba Adtalem Global Education)(5)(8)	First lien senior secured loan	S +	2.25%	—%	03/2033	6,031	6,001	6,001
Renaissance Learning, Inc.(6)	First lien senior secured loan	S +	4.00%	—%	04/2030	5,124	4,970	3,617
							10,971	9,618	1.6%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%	—%	05/2029	2,322	2,332	2,324
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%	—%	01/2031	6,247	6,247	6,233
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%	—%	07/2030	3,000	3,000	2,999
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.00%	—%	07/2032	4,826	4,826	4,827
Fleet U.S. Bidco Inc.(6)(8)	First lien senior secured loan	S +	2.75%	—%	02/2031	8,521	8,522	8,521
							24,927	24,904	4.2%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%	—%	11/2030	1,905	1,901	1,905
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	11/2032	7,895	7,878	7,759
BCPE Pequod Buyer, Inc. (dba Envestnet)(6)	First lien senior secured loan	S +	2.75%	—%	11/2031	18,825	18,825	18,238
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%	—%	10/2031	7,932	7,927	7,912
Citadel Securities, LP(6)	First lien senior secured loan	S +	2.00%	—%	10/2031	7,015	7,015	7,019
Citco Funding LLC(5)	First lien senior secured loan	S +	2.00%	—%	01/2033	15,573	15,537	15,500
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%	—%	04/2032	8,008	7,943	7,678
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.25%	—%	03/2032	7,813	7,792	7,530
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	7,625	7,576	7,567
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%	—%	10/2032	3,993	3,984	3,993
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%	—%	08/2032	10,382	10,247	10,221
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	14,490	14,478	14,003
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%	—%	06/2031	7,275	7,181	6,762
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%	—%	11/2031	5,925	5,914	5,925
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	03/2031	5,387	5,387	5,343
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.25%	—%	12/2030	4,879	4,879	4,860
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%	—%	07/2031	10,460	10,460	10,091

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	2.75%	—%	09/2030	9,923	9,923	9,729
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%	—%	11/2031	15,426	15,426	15,091
Pushpay USA Inc(6)(8)	First lien senior secured loan	S +	3.75%	—%	08/2031	424	424	411
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%	—%	07/2028	19,425	19,425	19,383
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S +	2.75%	—%	05/2028	4,324	4,332	4,322
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%	—%	09/2032	7,072	7,065	7,049
							201,519	198,291	33.6%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%	—%	09/2030	1,893	1,886	1,887
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	06/2030	5,886	5,886	5,886
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.00%	—%	12/2030	4,208	4,208	4,208
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%	—%	09/2028	15,012	15,039	10,534
Chobani LLC(5)	First lien senior secured loan	S +	2.25%	—%	10/2032	8,780	8,780	8,776
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%	—%	02/2031	14,252	14,252	13,879
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%	—%	09/2031	3,960	3,953	3,876
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%	—%	09/2032	14,380	14,350	14,088
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%	—%	12/2030	13,970	13,970	13,928
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%	—%	07/2029	11,660	11,639	11,605
Primo Brands Corporation(6)	First lien senior secured loan	S +	2.75%	—%	03/2031	11,129	11,073	11,141
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%	—%	11/2032	13,767	13,740	13,672
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%	—%	03/2032	9,452	9,413	9,429
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%	—%	02/2032	5,508	5,490	5,509
Simply Good Foods USA, Inc.(6)	First lien senior secured loan	S +	2.00%	—%	03/2030	6,853	6,821	6,864
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%	—%	10/2032	7,382	7,366	7,379
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%	—%	01/2032	2,550	2,550	2,547
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%	—%	08/2028	8,688	8,659	8,668
							159,075	153,876	26.1%
Healthcare equipment and services
Agiliti Health(7)	First lien senior secured loan	S +	3.00%	—%	05/2030	2,229	2,176	2,162
ARGENT FINCO LLC(6)(8)	First lien senior secured loan	S +	3.00%	—%	11/2032	4,571	4,560	4,571
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%	—%	04/2031	1,352	1,353	1,349
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	02/2029	9,690	9,690	9,671
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%	—%	08/2031	9,661	9,620	9,637
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%	—%	10/2032	12,611	12,583	12,557
Hologic Inc(6)	First lien senior secured loan	S +	2.25%	—%	01/2033	22,433	22,377	22,152
LUMEXA IMAGING INC(6)	First lien senior secured loan	S +	3.00%	—%	12/2032	5,320	5,320	5,330
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%	—%	10/2030	11,530	11,519	11,543
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%	—%	05/2029	10,775	10,751	10,775
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2031	10,794	10,794	10,737
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%	—%	09/2032	2,211	2,201	2,210
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%	—%	02/2028	987	993	955
							103,937	103,649	17.6%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	09/2028	3,340	3,346	3,341
CHG PPC Parent LLC(5)	First lien senior secured loan	S +	3.00%	—%	12/2028	4,182	4,172	4,179
Concentra(5)	First lien senior secured loan	S +	2.00%	—%	07/2031	1,485	1,490	1,489
Confluent Health, LLC(5)(8)	First lien senior secured loan	S +	4.00%	—%	11/2028	13,310	13,153	11,314
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%	—%	10/2029	15,934	15,306	15,337

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%	—%	02/2033	3,054	3,056	3,049
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	S +	4.25%	—%	08/2028	2,621	2,586	2,333
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%	—%	03/2032	15,547	15,447	14,536
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.25%	—%	08/2032	7,263	7,263	7,288
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%	—%	09/2032	3,098	3,091	3,107
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%	—%	03/2031	7,302	7,312	7,302
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%	—%	02/2031	741	740	740
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%	—%	12/2031	26,758	26,694	26,646
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%	—%	12/2031	3,556	3,555	3,530
Select Medical Corp.(6)(8)	First lien senior secured loan	S +	3.25%	—%	12/2031	9,110	9,019	9,087
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%	—%	07/2031	9,587	9,650	7,095
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	12/2030	3,655	3,647	3,653
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	2.75%	—%	02/2032	7,439	7,439	7,238
							136,966	131,264	22.3%
Healthcare technology
Certara(5)(8)	First lien senior secured loan	S +	2.75%	—%	06/2031	667	667	667
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	03/2032	4,430	4,391	4,069
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	05/2031	5,454	5,419	5,014
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%	—%	02/2033	25,301	25,276	24,980
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	12/2027	12,839	12,825	12,707
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,980	1,988	1,984
PointClickCare Technologies, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	11/2031	14,962	14,962	14,869
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%	—%	03/2028	11,755	11,757	11,689
Radnet Management, Inc.Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S +	2.25%	—%	04/2031	2,157	2,167	2,159
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%	—%	11/2031	11,557	11,499	11,324
Southern Veterinary Partners, LLC(5)	First lien senior secured loan	S +	2.50%	—%	12/2031	19,020	19,020	18,833
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%	—%	10/2029	5,753	5,759	5,739
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	11/2031	11,430	11,387	11,042
							127,117	125,076	21.2%
Household products
Energizer Holdings, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	03/2032	888	886	885
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%	—%	11/2032	2,972	2,958	2,971
							3,844	3,856	0.7%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)(8)	First lien senior secured loan	S +	5.50%	—%	08/2029	1,975	1,981	1,545
Dawn Bidco, LLC (dba Dayforce)(6)	First lien senior secured loan	S +	3.00%	—%	10/2032	21,732	21,680	20,530
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	10/2030	18,891	18,888	17,958
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%	—%	02/2031	17,312	17,313	16,517
							59,862	56,550	9.6%
Infrastructure and environmental services
Arcwood Environmental, Inc(6)(8)	First lien senior secured loan	S +	3.25%	—%	03/2033	6,290	6,259	6,290
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	07/2031	8,436	8,436	8,417
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%	—%	09/2032	3,014	3,014	3,032
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	07/2031	14,175	14,176	14,113
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%	—%	03/2032	5,499	5,497	5,495
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S +	3.00%	—%	06/2031	3,491	3,386	3,181
							40,768	40,528	6.9%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%	—%	11/2030	7,904	7,904	7,645
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%	—%	06/2032	1,918	1,914	1,856
Alera Group, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	05/2032	17,236	17,236	16,693
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	8,400	8,388	8,328
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	01/2032	14,964	14,965	14,849
Ardonagh Midco 3 PLC(7)	First lien senior secured loan	S +	2.75%	—%	02/2031	9,991	9,964	9,748
Asurion, LLC(5)	First lien senior secured loan	S +	4.25%	—%	08/2028	913	911	912
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	06/2031	11,876	11,876	11,569
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.50%	—%	07/2032	6,403	6,344	6,099
Hub International(6)	First lien senior secured loan	S +	2.25%	—%	06/2030	3,466	3,466	3,455
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	—%	04/2030	18,689	18,689	18,205
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	—%	02/2031	3,506	3,506	3,391
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	11/2028	8,362	8,343	8,278
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	06/2031	13,950	13,833	13,276
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2031	743	747	741
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%	—%	10/2031	3,728	3,728	3,719
The Liberty Company Insurance Brokers, LLC(7)(8)	First lien senior secured loan	S +	3.75%	—%	10/2032	3,131	3,116	2,998
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%	—%	06/2032	24,875	24,820	23,756
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%	—%	05/2031	7,673	7,670	7,556
USI, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	09/2030	2,467	2,469	2,458
							169,889	165,532	28.1%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	03/2032	12,038	12,028	11,748
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	03/2031	4,950	4,950	4,519
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	08/2032	9,138	9,125	8,334
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.75%	—%	12/2031	19,496	19,308	18,644
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%	—%	11/2029	19,827	19,684	19,149
Epicor(5)	First lien senior secured loan	S +	2.50%	—%	05/2031	1,045	1,044	1,024
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%	—%	04/2032	3,300	3,285	3,244
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	01/2032	14,354	14,319	13,714
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%	—%	07/2032	15,910	15,887	14,133
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%	—%	03/2029	2,982	2,966	2,654
Opal US LLC(6)	First lien senior secured loan	S +	3.00%	—%	04/2032	11,813	11,771	11,801
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%	—%	10/2030	6,944	6,929	5,231
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	08/2028	16,549	16,477	15,998
Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%	—%	06/2030	494	493	410
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	07/2031	21,673	21,665	21,250
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%	—%	05/2028	2,965	2,950	872
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	—%	03/2027	11,792	11,784	11,199
SS&C(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	7,861	7,870	7,831
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%	—%	04/2032	9,274	9,026	7,836
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	04/2031	11,554	11,553	11,040
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%	—%	11/2028	5,913	5,923	5,646
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%	—%	11/2030	10,519	10,503	10,204

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
VIAVI SOLUTIONS INC(6)	First lien senior secured loan	S +	2.50%	—%	10/2032	4,730	4,720	4,730
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%	—%	02/2029	2,366	2,373	2,121
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%	—%	04/2031	12,131	12,069	11,828
							238,702	225,160	38.2%
Investment funds and vehicles
Chicago US MidCo III, LP(5)	First lien senior secured loan	S +	2.50%	—%	11/2032	15,032	14,998	14,857
Grosvenor(5)	First lien senior secured loan	S +	2.25%	—%	02/2030	462	463	462
JUPITER BORROWER INC (dba Janus Henderson)(6)(8)	First lien senior secured loan	S +	2.75%	—%	03/2033	9,388	9,341	9,365
							24,802	24,684	4.2%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	4,711	4,681	4,635
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%	—%	09/2031	2,000	2,008	1,994
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.00%	—%	07/2031	6,407	6,407	6,266
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	10/2032	11,461	11,410	11,448
OakEagle AcquireCo Inc(6)	First lien senior secured loan	S +	3.50%	—%	03/2033	17,869	17,601	17,758
							42,107	42,101	7.1%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%	—%	08/2031	6,766	6,767	6,757
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%	—%	02/2029	2,004	1,983	1,991
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%	—%	09/2032	8,865	8,864	8,773
CompoSecure Holdings, L.L.C.(5)	First lien senior secured loan	S +	2.25%	—%	01/2033	7,806	7,800	7,772
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	10/2030	10,644	10,644	10,687
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%	—%	05/2030	11,150	11,153	11,132
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%	—%	11/2032	20,362	20,307	20,419
Faraday Buyer, LLC (dba MacLean Power Systems)(6)	First lien senior secured loan	S +	2.50%	—%	02/2033	13,996	13,962	13,914
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.50%	—%	10/2028	10,244	10,244	10,239
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%	—%	11/2029	809	807	808
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%	—%	05/2032	11,632	11,581	11,580
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%	—%	12/2031	6,699	6,702	6,708
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%	—%	06/2028	805	805	804
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%	—%	11/2032	21,455	21,457	21,483
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	10/2032	21,977	21,932	21,922
SPECTRIS(6)	First lien senior secured loan	S +	2.75%	—%	12/2032	13,232	13,206	13,232
STS Operating, Inc.(5)	First lien senior secured loan	S +	4.00%	—%	03/2031	6,995	6,980	6,988
Tega MC Australia Holdings Pty Ltd(6)(8)	First lien senior secured loan	S +	3.50%	—%	03/2033	7,569	7,494	7,513
VICTORY BUYER LLC (dba Vantage Elevator)(5)	First lien senior secured loan	S +	3.00%	—%	02/2033	9,151	9,107	9,146
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%	—%	03/2028	2,960	2,970	2,959
							194,765	194,827	33.0%
Pharmaceuticals
Alkermes, Inc(5)	First lien senior secured loan	S +	2.75%	—%	08/2031	7,592	7,575	7,644
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.00%	—%	08/2032	15,267	15,235	15,305
Biomarin Pharmaceutical(6)	First lien senior secured loan	S +	1.75%	—%	01/2033	8,713	8,693	8,686
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%	—%	10/2032	6,493	6,448	6,492
Fortrea Holdings Inc.(6)(8)	First lien senior secured loan	S +	3.50%	—%	07/2030	1,000	983	958
							38,934	39,085	6.6%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%	—%	08/2032	10,164	10,140	10,058
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%	—%	02/2032	22,479	22,324	20,418
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%	—%	01/2029	2,840	2,840	2,835
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%	—%	01/2031	2,000	2,005	1,721
Clearwater Analytics, LLC(5)	First lien senior secured loan	S +	2.00%	—%	04/2032	4,099	4,099	4,094
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%	—%	11/2029	4,719	4,719	4,680
Element Materials Technology(6)	First lien senior secured loan	S +	3.50%	—%	06/2029	2,274	2,274	2,278
Element Solutions, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	12/2030	2,449	2,447	2,449
First Advantage Holdings LLC(6)	First lien senior secured loan	S +	2.75%	—%	10/2031	6,199	6,167	6,025
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%	—%	03/2030	259	261	228
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%	—%	05/2028	4,783	4,783	3,724
Vistage International, Inc.(6)	First lien senior secured loan	S +	3.75%	—%	07/2029	9,772	9,772	9,644
							71,831	68,154	11.6%
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%	—%	12/2031	7,900	7,885	7,895
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%	—%	09/2028	1,301	1,296	1,238
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%	—%	11/2027	10,660	10,631	10,138
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%	—%	03/2031	5,018	4,973	4,563
							24,785	23,834	4.0%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%	—%	04/2030	7,900	7,901	7,906
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%	—%	11/2028	1,239	1,230	1,213
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.25%	—%	08/2030	4,271	4,271	4,255
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%	—%	04/2031	494	491	491
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	7,965	7,948	7,965
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	2.50%	—%	03/2032	3,609	3,609	3,605
							25,450	25,435	4.3%

Total Misc.-debt commitments(9)						—	(29)	—	—%

Total Debt Investments							$2,474,449	$2,417,836	410.0%
Total Investments							$2,474,449	$2,417,836	410.0%
(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of March 31, 2026 was 3.66%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of March 31, 2026 was 3.68%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of March 31, 2026 was 3.70%.
(8) Level 3 investment.
(9) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.
(10) Totals presented may differ than actuals due to rounding.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of March 31, 2026
(Amounts in thousands)

Unfunded Commitments as of March 31, 2026:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/12/2027	$—	$2,232	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/10/2027	—	1,619	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	3/31/2027	—	484	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/6/2027	—	1,777	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/30/2027	—	830	—
PMI (US) BIDCO, INC.	First lien senior secured delayed draw term loan	2/6/2028	—	1,892	—
PINNACLE BUYER, LLC	First lien senior secured delayed draw term loan	3/12/2027	—	3,321	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/31/2027	—	2,542	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/24/2026	—	841	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/4/2027	—	496	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/22/2026	—	600	—
Total Portfolio Company Commitments			$—	$16,634	$—

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Debt Investments
Advertising and media
Outfront Media Capital LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2032	$3,900	$3,895	$3,909
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%	—%	07/2031	19,205	19,210	19,245
							23,105	23,154	3.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2031	3,408	3,402	3,414
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	01/2027	658	656	657
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	02/2028	360	357	361
American Airlines, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	05/2032	3,805	3,768	3,822
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2030	8,321	8,320	8,344
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%	—%	06/2030	11,315	11,311	11,375
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%	—%	10/2030	21,844	21,844	21,945
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.50%	—%	07/2031	497	497	500
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.75%	—%	07/2031	9,983	9,983	10,028
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	10,395	10,389	10,429
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%	—%	02/2032	10,886	10,876	10,923
KBR, Inc(5)	First lien senior secured loan	S +	2.00%	—%	01/2031	990	993	994
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%	—%	12/2032	6,857	6,840	6,887
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%	—%	12/2031	12,308	12,309	12,339
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2030	496	496	498
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	—%	01/2032	9,875	9,855	9,912
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	—%	08/2032	9,589	9,565	9,627
United Airlines, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	02/2031	990	990	993
							122,451	123,048	20.0%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.25%	—%	10/2031	7,900	7,900	7,940
Mavis Tire Express Services Topco Corp.(5)	First lien senior secured loan	S +	3.00%	—%	05/2028	2,845	2,845	2,854
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	03/2031	682	683	684
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%	—%	12/2032	3,419	3,402	3,438
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%	—%	01/2031	4,696	4,696	4,698
							19,526	19,614	3.2%
Buildings and real estate
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%	—%	02/2032	7,190	7,171	7,208
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%	—%	10/2031	2,299	2,299	2,308
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%	—%	04/2032	1,980	1,976	1,992
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	11/2031	425	425	427
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%	—%	01/2030	2,752	2,724	2,763
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%	—%	01/2032	1,327	1,324	1,332
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%	—%	03/2032	1,451	1,451	1,451
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%	—%	03/2031	10,426	10,276	10,476
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%	—%	03/2031	10,254	10,254	10,278
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	03/2029	496	493	498
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	02/2032	7,387	7,373	7,408
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%	—%	11/2027	1,785	1,781	1,781
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%	—%	09/2032	3,868	3,863	3,878
							51,410	51,800	8.4%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%	—%	07/2031	18,750	18,592	18,686
BrightView Landscapes, LLC(6)(8)	First lien senior secured loan	S +	2.00%	—%	04/2029	4,500	4,508	4,500
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%	—%	01/2032	759	759	761
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%	—%	09/2028	10,625	10,631	10,419
CoolSys, Inc.(6)	First lien senior secured loan	S +	4.75%	—%	08/2028	14,807	14,644	13,087
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%	—%	09/2028	2,774	2,793	2,788
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%	—%	09/2031	1,290	1,290	1,297
Kaseya Inc.(5)	First lien senior secured loan	S +	3.00%	—%	03/2032	12,473	12,432	12,474
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	2,068	2,068	2,080
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	08/2029	216	217	217
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%	—%	01/2032	13,965	13,904	14,047
Ping Identity Holding Corp.(6)	First lien senior secured loan	S +	2.75%	—%	11/2032	12,331	12,301	12,347
PINNACLE BUYER, LLC(6)	First lien senior secured loan	S +	2.50%	—%	10/2032	17,228	17,185	17,281
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S +	3.50%	—%	10/2031	5,955	5,933	5,761
Plusgrade Inc.(5)	First lien senior secured loan	S +	3.50%	—%	03/2031	9,259	9,260	9,259
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2032	17,013	16,929	17,112
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%	—%	08/2032	16,232	16,074	16,246
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.50%	—%	06/2032	8,611	8,611	8,655
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%	—%	02/2032	23,200	23,198	23,267
Vestis Corp(6)	First lien senior secured loan	S +	2.25%	—%	02/2031	1,026	987	936
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	10/2032	3,273	3,266	3,294
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%	—%	12/2032	24,745	24,649	24,745
							220,231	219,259	35.7%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S +	4.00%	—%	11/2027	17,331	17,331	15,772
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%	—%	12/2029	867	867	868
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%	—%	11/2030	9,826	9,826	9,849
Entegris, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	07/2029	600	602	603
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)	First lien senior secured loan	S +	4.00%	—%	04/2032	2,353	2,331	2,345
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%	—%	02/2030	3,960	3,888	3,193
MSOF BEACON LLC(5)(8)	First lien senior secured loan	S +	3.00%	—%	12/2032	10,263	10,195	10,255
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%	—%	04/2028	11,937	11,907	11,996
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%	—%	08/2030	6,942	6,760	6,952
							63,707	61,833	10.1%
Consumer products
ACP Tara Holdings, Inc. (dba Arcadia)(6)(8)	First lien senior secured loan	S +	3.25%	—%	12/2032	15,554	15,516	15,631
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%	—%	08/2030	495	500	497
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%	—%	04/2031	7,331	7,331	7,386
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%	—%	10/2030	3,975	3,962	3,977
Novelis Inc(6)	First lien senior secured loan	S +	1.75%	—%	03/2032	4,609	4,609	4,624
							31,918	32,115	5.2%
Containers and packaging
Berlin Packaging(5)	First lien senior secured loan	S +	3.25%	—%	06/2031	7,501	7,484	7,515
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	11/2030	4,216	4,214	4,222
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%	—%	03/2032	14,405	14,305	14,386
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%	—%	09/2032	22,507	22,398	22,555

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%	—%	02/2029	4,861	4,851	4,899
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S +	4.00%	—%	09/2028	8,194	8,181	8,199
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2032	17,077	17,034	17,116
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%	—%	04/2031	16,175	16,166	16,197
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	03/2028	20,659	20,484	19,949
							115,117	115,038	18.7%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(6)	First lien senior secured loan	S +	3.00%	—%	07/2028	11,718	11,593	11,739
Avient Corporation(6)	First lien senior secured loan	S +	1.75%	—%	08/2029	3,385	3,399	3,404
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%	—%	12/2030	17,820	17,820	17,604
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(6)	First lien senior secured loan	S +	3.50%	—%	12/2030	24,002	23,637	23,717
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	—%	10/2031	20,091	20,019	20,168
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	S +	3.25%	—%	10/2029	2,897	2,886	2,908
							79,354	79,540	13.0%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S +	2.75%	—%	10/2029	9,738	9,738	9,786
Renaissance Learning, Inc.(5)	First lien senior secured loan	S +	4.00%	—%	04/2030	5,137	4,974	4,475
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S +	3.25%	—%	10/2030	13,847	13,846	13,905
							28,558	28,166	4.6%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%	—%	05/2029	2,599	2,610	2,605
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%	—%	01/2031	4,045	4,045	4,050
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%	—%	07/2030	3,000	3,000	3,002
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,500	1,499	1,500
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	—%	02/2032	4,000	3,990	3,998
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.25%	—%	07/2032	4,826	4,826	4,840
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S +	2.75%	—%	02/2031	19,758	19,760	19,808
							39,730	39,803	6.5%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%	—%	11/2030	1,910	1,906	1,919
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	11/2032	7,895	7,876	7,882
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S +	3.00%	—%	11/2031	18,309	18,287	18,338
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S +	2.00%	—%	01/2031	6,948	6,835	6,952
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%	—%	10/2031	6,610	6,603	6,651
Citadel Securities, LP(6)	First lien senior secured loan	S +	2.00%	—%	10/2031	7,033	7,033	7,067
Citco Funding LLC(5)	First lien senior secured loan	S +	2.75%	—%	04/2028	1,980	1,988	1,992
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%	—%	04/2032	6,734	6,708	6,751
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.50%	—%	03/2032	6,343	6,319	6,362
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	7,644	7,592	7,658
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%	—%	10/2032	3,993	3,983	4,003
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%	—%	08/2032	9,144	9,003	9,125
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	14,196	14,191	14,215
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%	—%	06/2031	3,282	3,261	3,285
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	3.00%	—%	06/2031	2,245	2,219	2,252
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%	—%	11/2031	5,940	5,928	5,960
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	03/2031	5,400	5,401	5,406
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2030	4,891	4,891	4,913
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%	—%	07/2031	15,464	15,464	15,469

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	3.25%	—%	09/2030	10,487	10,487	10,500
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S +	3.50%	—%	05/2032	8,767	8,767	8,818
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%	—%	11/2031	3,095	3,082	3,108
Pushpay USA Inc(7)(8)	First lien senior secured loan	S +	3.75%	—%	08/2031	5,758	5,757	5,729
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%	—%	07/2028	19,474	19,474	19,583
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S +	2.75%	—%	05/2028	2,231	2,229	2,241
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%	—%	09/2032	7,090	7,082	7,121
							192,366	193,300	31.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%	—%	09/2030	1,898	1,890	1,898
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%	—%	06/2030	5,949	5,949	5,962
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	—%	12/2030	4,208	4,208	4,221
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%	—%	09/2028	15,051	15,082	12,455
Chobani LLC(5)	First lien senior secured loan	S +	2.25%	—%	10/2032	8,802	8,802	8,837
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%	—%	02/2031	14,288	14,288	14,268
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%	—%	09/2031	3,970	3,962	3,966
FRONERI US INC(6)	First lien senior secured loan	S +	2.25%	—%	09/2032	14,416	14,384	14,410
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%	—%	12/2030	14,157	14,157	14,184
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%	—%	07/2029	7,438	7,437	7,447
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%	—%	11/2032	13,496	13,463	13,521
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%	—%	03/2032	9,476	9,433	9,472
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%	—%	02/2032	5,522	5,502	5,540
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	03/2030	6,853	6,819	6,875
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%	—%	10/2032	7,382	7,364	7,419
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%	—%	01/2032	2,550	2,550	2,560
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%	—%	08/2028	7,361	7,327	7,379
							142,617	140,414	22.9%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S +	3.00%	—%	05/2030	990	963	968
ARGENT FINCO LLC(6)(8)	First lien senior secured loan	S +	3.00%	—%	11/2032	4,571	4,560	4,594
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%	—%	04/2031	6,377	6,382	6,385
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S +	3.00%	—%	02/2029	9,714	9,714	9,763
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%	—%	08/2031	9,685	9,640	9,766
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%	—%	10/2032	12,642	12,611	12,714
LUMEXA IMAGING INC(6)(8)	First lien senior secured loan	S +	3.00%	—%	12/2032	5,333	5,320	5,360
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%	—%	10/2030	15,405	15,388	15,455
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%	—%	05/2029	10,802	10,775	10,829
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%	—%	06/2031	15,296	15,296	15,312
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%	—%	09/2032	2,217	2,206	2,222
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%	—%	02/2028	990	995	968
							93,850	94,336	15.4%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	09/2028	3,216	3,217	3,230
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S +	3.00%	—%	12/2028	4,193	4,181	4,203
Concentra(5)	First lien senior secured loan	S +	2.00%	—%	07/2031	1,489	1,495	1,498
Confluent Health, LLC(5)(8)	First lien senior secured loan	S +	4.00%	—%	11/2028	13,346	13,172	11,811
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%	—%	10/2029	15,976	15,369	14,857
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%	—%	11/2028	1,985	1,985	1,994

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S +	4.25%	—%	08/2028	3,080	3,033	2,995
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%	—%	03/2032	12,899	12,837	12,614
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.75%	—%	08/2032	7,263	7,227	7,299
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%	—%	09/2032	3,105	3,098	3,120
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%	—%	03/2031	4,768	4,768	4,784
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%	—%	02/2031	742	742	746
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%	—%	12/2031	32,066	31,986	32,152
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%	—%	12/2031	3,565	3,563	3,556
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%	—%	07/2031	9,587	9,652	7,694
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	12/2030	3,664	3,655	3,676
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	3.00%	—%	02/2032	7,458	7,425	7,468
							127,405	123,697	20.1%
Healthcare technology
Athenahealth Group Inc.(5)	First lien senior secured loan	S +	2.75%	—%	02/2029	12,304	12,299	12,316
Certara(5)(8)	First lien senior secured loan	S +	2.75%	—%	06/2031	495	495	499
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	03/2032	4,441	4,399	4,255
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	05/2031	5,467	5,431	5,244
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%	—%	08/2029	11,446	11,425	11,495
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	12/2027	15,014	15,014	15,059
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,985	1,993	1,996
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	11/2031	16,833	16,833	16,840
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%	—%	03/2028	11,785	11,786	11,812
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%	—%	11/2031	994	998	997
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S +	2.25%	—%	04/2031	6,980	6,951	7,000
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S +	2.50%	—%	12/2031	25,170	25,170	25,130
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%	—%	10/2029	4,728	4,728	4,752
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	11/2031	11,459	11,412	11,360
							128,934	128,755	21.0%
Household products
Energizer Holdings, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	03/2032	890	888	890
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%	—%	10/2032	2,980	2,965	2,989
							3,853	3,879	0.6%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S +	5.50%	—%	08/2029	1,980	1,986	1,878
Dawn Bidco, LLC (dba Dayforce)(5)	First lien senior secured loan	S +	3.00%	—%	10/2032	21,518	21,464	21,441
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	10/2030	16,572	16,569	16,598
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%	—%	02/2031	17,355	17,356	17,362
							57,375	57,279	9.3%
Infrastructure and environmental services
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	07/2031	8,457	8,457	8,491
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%	—%	09/2032	3,022	3,022	3,047
Geosyntec Consultants, Inc.(5)(8)	First lien senior secured loan	S +	3.00%	—%	07/2031	10,431	10,431	10,484
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%	—%	03/2032	5,512	5,510	5,529
							27,420	27,551	4.5%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%	—%	11/2030	7,924	7,924	7,909
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%	—%	06/2032	1,923	1,918	1,922

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Alera Group, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	05/2032	17,279	17,197	17,353
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	5,971	5,971	5,983
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.25%	—%	01/2032	16,002	15,932	16,042
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S +	2.75%	—%	02/2031	11,071	11,042	11,036
Asurion, LLC(5)	First lien senior secured loan	S +	4.25%	—%	08/2028	7,712	7,690	7,722
Baldwin Insurance Group Holdings LLC (dba The Baldwin Group)(6)	First lien senior secured loan	S +	2.50%	—%	05/2031	6,857	6,823	6,835
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	06/2031	10,890	10,890	10,922
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.75%	—%	07/2032	6,419	6,357	6,235
Hub International(6)	First lien senior secured loan	S +	2.25%	—%	06/2030	3,476	3,476	3,492
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	—%	04/2030	18,736	18,735	18,771
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	—%	02/2031	3,515	3,515	3,520
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%	—%	11/2028	8,383	8,362	8,397
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	06/2031	8,379	8,343	8,401
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%	—%	09/2031	745	749	745
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%	—%	10/2031	3,737	3,737	3,756
The Liberty Company Insurance Brokers, LLC(6)(8)	First lien senior secured loan	S +	3.75%	—%	10/2032	4,437	4,415	4,448
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%	—%	06/2032	24,938	24,877	24,750
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%	—%	05/2031	7,673	7,670	7,676
USI, Inc.(6)	First lien senior secured loan	S +	2.25%	—%	09/2030	1,012	1,012	1,014
							176,635	176,929	28.8%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%	—%	03/2032	14,118	14,119	14,169
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	03/2031	4,963	4,963	4,967
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	—%	08/2032	8,784	8,784	8,789
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.96%	—%	12/2031	19,545	19,344	19,527
Dayforce Inc(6)(8)	First lien senior secured loan	S +	2.00%	—%	03/2031	1,980	1,981	1,973
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%	—%	11/2029	21,787	21,651	21,658
Epicor(5)	First lien senior secured loan	S +	2.50%	—%	05/2031	742	745	744
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%	—%	04/2032	3,308	3,292	3,310
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	01/2032	14,123	14,093	14,079
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S +	2.75%	—%	12/2031	2,729	2,729	2,736
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%	—%	07/2032	15,707	15,696	15,698
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%	—%	03/2029	4,245	4,227	3,904
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%	—%	10/2030	7,089	7,072	7,073
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%	—%	08/2028	20,703	20,606	20,790
Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%	—%	06/2030	495	494	494
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%	—%	07/2031	21,727	21,720	21,790
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%	—%	05/2028	2,972	2,956	1,899
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	—%	03/2027	11,823	11,811	11,821
SS&C(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	8,024	8,033	8,068
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%	—%	04/2032	9,297	9,039	9,274
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	04/2031	11,584	11,581	11,628
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%	—%	11/2028	5,928	5,938	5,943
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%	—%	11/2030	10,546	10,528	10,535
Vertiv Group Corp.(5)	First lien senior secured loan	S +	1.75%	—%	08/2032	3,990	3,990	4,007
VIAVI SOLUTIONS INC(6)(8)	First lien senior secured loan	S +	2.50%	—%	10/2032	6,306	6,292	6,338

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%	—%	02/2029	2,372	2,380	2,376
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%	—%	04/2031	12,162	12,096	12,192
							246,160	245,782	40.0%
Investment funds and vehicles
Chicago US MidCo III, LP(5)(8)	First lien senior secured loan	S +	2.50%	—%	11/2032	15,032	14,995	15,069
Grosvenor(5)	First lien senior secured loan	S +	2.25%	—%	02/2030	545	547	547
							15,542	15,616	2.5%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%	—%	05/2031	4,723	4,691	4,663
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%	—%	09/2031	2,000	2,008	2,005
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.50%	—%	07/2031	4,714	4,684	4,726
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%	—%	10/2032	11,490	11,434	11,490
WMG Acquisition Corp(6)	First lien senior secured loan	S +	1.75%	—%	01/2031	1,000	1,002	1,002
							23,819	23,886	3.9%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%	—%	08/2031	7,105	7,105	7,132
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%	—%	02/2029	6,352	6,260	6,276
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%	—%	09/2032	12,213	12,215	12,231
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S +	2.50%	—%	05/2028	963	965	963
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%	—%	10/2030	10,671	10,671	10,749
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%	—%	05/2030	11,455	11,456	11,478
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%	—%	11/2032	22,666	22,607	22,790
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.75%	—%	10/2028	10,449	10,449	10,497
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%	—%	11/2029	812	809	813
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%	—%	05/2032	11,661	11,606	11,587
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%	—%	12/2031	6,716	6,719	6,755
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%	—%	06/2028	807	807	811
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%	—%	11/2032	22,537	22,537	22,661
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%	—%	10/2032	19,965	19,915	20,085
SPECTRIS(6)	First lien senior secured loan	S +	2.75%	—%	09/2032	13,265	13,233	13,315
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%	—%	03/2028	2,969	2,979	2,985
							160,333	161,128	26.2%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.50%	—%	08/2032	15,306	15,269	15,420
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%	—%	10/2032	6,509	6,461	6,516
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S +	3.75%	—%	07/2030	1,000	982	963
Opal US LLC(6)	First lien senior secured loan	S +	3.00%	—%	04/2032	16,734	16,668	16,822
							39,380	39,721	6.5%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%	—%	08/2032	8,514	8,497	8,524
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%	—%	02/2032	22,536	22,375	21,148
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%	—%	01/2029	2,840	2,840	2,849
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%	—%	01/2031	2,000	2,006	1,971
Clearwater Analytics, LLC(7)	First lien senior secured loan	S +	2.00%	—%	04/2032	4,109	4,109	4,101
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%	—%	11/2029	5,021	5,021	5,017
Element Materials Technology(6)	First lien senior secured loan	S +	3.67%	—%	06/2029	2,280	2,289	2,294
Element Solutions, Inc.(6)	First lien senior secured loan	S +	1.75%	—%	12/2030	2,449	2,446	2,461
First Advantage Holdings LLC(5)	First lien senior secured loan	S +	2.75%	—%	10/2031	4,653	4,652	4,599

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity(10)
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%	—%	03/2030	260	262	249
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%	—%	05/2028	4,796	4,796	4,362
Vistage International, Inc.(6)(8)	First lien senior secured loan	S +	3.75%	—%	07/2029	9,797	9,797	9,748
							69,090	67,323	11.0%
Telecommunications
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%	—%	12/2031	7,920	7,903	7,925
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%	—%	09/2028	1,304	1,299	1,253
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%	—%	11/2027	10,688	10,653	10,112
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%	—%	03/2031	5,018	4,970	4,965
							24,825	24,255	3.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%	—%	04/2030	7,920	7,920	7,956
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%	—%	11/2028	1,677	1,663	1,648
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.50%	—%	08/2030	4,271	4,266	4,282
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%	—%	04/2031	495	492	495
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%	—%	09/2031	7,985	7,967	8,024
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	3.00%	—%	03/2032	3,618	3,610	3,642
							25,918	26,047	4.2%

Total Misc.-debt commitments(9)						—	69	99	—%

Total Debt Investments							$2,350,698	$2,343,367	381.6%
Total Investments							$2,350,698	$2,343,367	381.6%
(1) Unless otherwise indicated, Blue Owl Credit SLF’s investments are pledged as collateral supporting the amounts outstanding under Blue Owl Credit SLF’s Debt Facilities.
(2) The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3) Unless otherwise indicated, all investments are considered Level 2 investments.
(4) Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5) The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2025 was 4.13%.
(6) The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2025 was 3.98%.
(7) The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2025 was 3.85%
(8) Level 3 investment.
(9) Position or portion thereof is an unfunded loan commitment. See below for more information on the Company’s unfunded commitments.
(10) Totals presented may differ than actuals due to rounding.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

Unfunded Commitments as of December 31, 2025:

				Unfunded
Portfolio Company	Commitment Type	Commitment Expiration Date	Funded Commitment	Commitment	Fair Value
Chicago US Midco III LP	First lien senior secured delayed draw term loan	10/2027	$—	$2,232	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	1,619	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	03/2027	—	1,010	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	06/2027	—	1,561	—
Kaman Corporation	First lien senior secured delayed draw term loan	01/2027	99	933	99
PINNACLE BUYER, LLC	First lien senior secured delayed draw term loan	03/2027	—	3,321	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	—	2,542	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	510	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027	—	496	—
Total Portfolio Company Commitments			$99	$14,824	$99

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
Blue Owl Credit SLF LLC (“Credit SLF” or the “Company”), a Delaware limited liability company, is a joint venture among Blue Owl Capital Corporation, Blue Owl Capital Corporation II, Blue Owl Credit Income Corp., Blue Owl Technology Finance Corp., Blue Owl Technology Income Corp. and State Teachers Retirement System of Ohio (collectively, the “Class A Members”). Credit SLF has no Class B Members as of March 31, 2026. The Company’s principal purpose is to make investments primarily in senior secured loans to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. The Company is managed by a board of directors comprised of an equal number of directors appointed by each Member and which acts unanimously. Except under certain circumstances, contributions to the Company cannot be redeemed. Investment decisions must be approved by the Company’s board of directors. The Credit SLF Members coinvest through Credit SLF, or its wholly owned subsidiaries. The Company’s date of inception was May 6, 2024, and the Company made its first portfolio company investment on July 23, 2024.
Prior to January 13, 2025, Blue Owl Capital Corporation III (“OBDE”) was a Class A Member. On January 13, 2025, OBDE merged with and into Blue Owl Capital Corporation (“OBDC”) with OBDC surviving (the “OBDE Merger”). At the effective time of the OBDE Merger, OBDE’s commitments to and interests in the Company became OBDC’s. Prior to March 24, 2025, Blue Owl Technology Finance Corp. II (“OTF II”) was a Class A Member. On March 24, 2025, OTF II merged with and into Blue Owl Technology Finance Corp. (“OTF”) with OTF surviving (the “OTF II Merger”). At the effective time of the OTF II Merger, OTF II’s commitments to and interest in the Company became OTF’s.

Investment Portfolio Detail
The table below presents the composition of investments at fair value and amortized cost as of March 31, 2026 and December 31, 2025, respectively:

	March 31, 2026		December 31, 2025
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$2,474,449	$2,417,836	$2,350,698	$2,343,367
Total Investments	$2,474,449	$2,417,836	$2,350,698	$2,343,367

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
The table below presents the industry composition of investments based on fair value as of March 31, 2026 and December 31, 2025, respectively:

	March 31, 2026	December 31, 2025
Advertising and media	1.4	1.0%
Aerospace and defense	5.9	5.3
Automotive services	1.2	0.8
Buildings and real estate	2.2	2.2
Business services	8.7	9.4
Chemicals	2.5	2.6
Consumer products	1.6	1.4
Containers and packaging	5.3	4.9
Distribution	2.5	3.4
Education	0.4	1.2
Energy equipment and services	1.0	1.7
Financial services	8.2	8.2
Food and beverage	6.4	6.0
Healthcare equipment and services	4.3	4.0
Healthcare providers and services	5.4	5.3
Healthcare technology	5.2	5.5
Household products	0.2	0.2
Human resource support services	2.3	2.4
Infrastructure and environmental services	1.7	1.2
Insurance	6.8	7.6
Internet software and services	9.5	10.4
Investment funds and vehicle	1.0	0.7
Leisure and entertainment	1.7	1.0
Manufacturing	8.1	6.9
Pharmaceuticals	1.6	1.7
Professional Services	2.8	2.9
Telecommunications	1.0	1.0
Transportation	1.1	1.1
Total	100.0%	100.0%

The table below presents the geographic composition of investments based on fair value as of March 31, 2026 and December 31, 2025, respectively:

	March 31, 2026	December 31, 2025
United States:
Midwest	24.3%	24.6%
Northeast	19.0	17.4
South	28.0	28.4
West	15.4	15.9
International	13.3	13.7
Total	100.0%	100.0%

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

The table below presents the fair value hierarchy of investments as of March 31, 2026 and December 31, 2025 respectively:

	Fair Value Hierarchy as of March 31, 2026
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$2,191,212	$226,624	$2,417,836
Total Investments	$—	$2,191,212	$226,624	$2,417,836

	Fair Value Hierarchy as of December 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$2,065,767	$277,600	$2,343,367
Total Investments	$—	$2,065,767	$277,600	$2,343,367
Debt Activity
Bank of America Facility
On June 12, 2024, the Company’s subsidiary, WISE CLO 2025-1 LTD. (fka BOC SLF WH I BA LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $300.0 million revolving credit facility (the “Bank of America Facility”) with, among others, Bank of America, N.A., as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Bank of America Facility. Proceeds from the Bank of America Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Bank of America Facility is June 12, 2027. On March 6, 2025, a portion of the proceeds from the WISE CLO 2025-1 Transaction (as defined below) were used to repay certain amounts outstanding under the Bank of America Facility and WISE CLO 2025-1 LTD. was released from the Bank of America Facility.
On January 22, 2025, the Company’s subsidiary, BOC SLF BA-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Bank of America Facility. The Company holds preference shares in BOC SLF BA-2 LTD. On January 22, 2025, in connection with the WISE CLO 2025-1 Transaction, certain of the assets held by WISE CLO 2025-1 LTD. were transferred via a master participation agreement to BOC SLF BA-2 Ltd. As of March 31, 2026, there was $162.8 million outstanding under the Bank of America Facility.
Borrowings under the Bank of America Facility bear interest at a per annum rate equal to (a) with respect to any Term SOFR Loan, SOFR + 1.45% and (b) with respect to any Base Rate Loan, Base Rate + 1.45%. Credit SLF predominantly borrows utilizing Term SOFR loans. Credit SLF also pays unused commitment fees of (i) prior to the six-month anniversary of such date, 0.35% and (ii) thereafter, (x) with respect to the First Unused Amount, 1.10% and (y) with respect to the Second Unused Amount, 0.35%. There was $0.2 million of unused commitment fees for the period ended March 31, 2026.
RBC Facility
On June 5, 2024, the Company’s subsidiary, WISE CLO 2025-3 LTD. (fka BOC SLF WH II RB LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, as borrower, joined a $300.0 million revolving credit facility (the “RBC Facility”) with, among others, Royal Bank of Canada, as lender and administrative agent, and U.S. Bank Trust Company, National Association, as collateral custodian. The Company acts as the collateral manager and the first loss provider with respect to the RBC Facility. Proceeds from the RBC Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the RBC Facility is October 14, 2032. On July 24, 2025, a portion of the proceeds from the WISE CLO 2025-3 Transaction (as defined below) were used to repay certain amounts outstanding under the RBC Facility and WISE CLO 2025-3 LTD. was released from the RBC Facility.

On June 16, 2025, the Company’s subsidiary, BOC SLF RB-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as replacement borrower to the RBC Facility. The Company holds preference shares in BOC SLF RB-2 LTD. On June 16, 2025, in connection with the WISE CLO 2025-3 Transaction, certain of the assets held by WISE CLO 2025-3 LTD. were transferred via a master participation agreement to BOC SLF RB-2 LTD. As of March 31, 2026, there was $109.6 million outstanding under the RBC Facility.
Borrowings under the RBC Facility bear interest at a per annum rate equal to SOFR +1.55%.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Citibank Facility
On June 28, 2024, the Company’s subsidiary, WISE CLO 2025-4 LTD. (fka BOC SLF WH III C LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a revolving credit facility (the “Citibank Facility”) with, among others, Citibank, N.A., as lender and administrative agent. The commitment of the Citibank Facility is up to $300.0 million, and was $215.0 million as of December 31, 2024 and $100.0 million as of December 31, 2025, respectively. The Company acts as the collateral manager and the first loss provider with respect to the Citibank Facility. Proceeds from the Citibank Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Citibank Facility is June 28, 2027. On September 4, 2025, a portion of the proceeds from the WISE CLO 2025-4 Transaction (as defined below) were used to repay certain amounts outstanding under the Citibank Facility and WISE CLO 2025-4 LTD. was released from the Citibank Facility.
On July 23, 2025, the Company’s subsidiary, BOC SLF C-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Citibank Facility. The Company holds preference shares in BOC SLF C-2 LTD. On September 4, 2025, in connection with the WISE CLO 2025-4 Transaction, certain of the assets held by WISE CLO 2025-4 LTD. were transferred via a master participation agreement to BOC SLF C-2 Ltd. As of March 31, 2026, $103.3 million outstanding under the Citibank Facility.
Borrowings under the Citibank Facility bear interest at a per annum rate equal to (i) during the Reinvestment Period (as defined in Citibank Facility), SOFR + 1.40% and (ii) after the end of the Reinvestment Period, 1.90%.
Wells Fargo Facility
On August 1, 2024, the Company’s subsidiary, WISE CLO 2025-2 LTD. (fka BOC SLF WH 4 LTD.), an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined a $300.0 million revolving credit facility (the “Wells Fargo Facility”) originally with, among others, and Wells Fargo Bank, National Association, as a lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Wells Fargo Facility. Proceeds from the Wells Fargo Facility have been and will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Wells Fargo Facility is August 1, 2027. On March 31, 2025, a portion of the proceeds from the WISE CLO 2025-2 Transaction (as defined below) were used to repay certain amounts outstanding under the Wells Fargo Facility and WISE CLO 2025-2 LTD. was released from the Wells Fargo Facility.
On March 12, 2025, the Company’s subsidiary, BOC SLF WF-2 LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as co-borrower to the Wells Fargo Facility. The Company holds preference shares in BOC SLF WF-2 LTD. On March 19, 2025, in connection with the WISE CLO 2025-2 Transaction, certain of the assets held by WISE CLO 2025-2 LTD. were transferred via a master participation agreement to BOC SLF WF-2 LTD. As of March 31, 2026, there was $152.2 million outstanding under the Wells Fargo Facility.
Borrowings under the Wells Fargo Facility bear interest at a per annum rate equal to Daily Simple SOFR + 1.50%. The Wells Fargo Facility also has an unused commitment fee which accrues at 0.375% of unused facility amount after the six-month anniversary of the most recent securitization. There was $0.1 million of unused commitment fee as of March 31, 2026.
Mizuho Bank Facility
On November 14, 2025, the Company’s subsidiary, BOC SLF Z LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, entered into a $240.0 million revolving credit facility (the “Mizuho Bank Facility”) with, among others, and Mizuho Bank Ltd., as lender and administrative agent. The Company acts as the collateral manager and the first loss provider with respect to the Mizuho Bank Facility. It holds preference shares in BOC SLF Z LTD. Proceeds from the Mizuho Bank Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the Mizuho Bank Facility is November 14, 2027. As of March 31, 2026, there was $36.2 million outstanding under the Mizuho Bank Facility.
Borrowings under the Mizuho Bank Facility bear interest at a per annum rate equal to (i) from the Facility Closing Date to and including May 14, 2026, 1.05% and (ii) thereafter, 1.10%; provided that on and after the Revolving Period End Date, the Applicable Margin shall increase to 2.00%; provided further, that upon the occurrence of Event of Default, the Applicable Margin shall increase 2.00%.
WISE CLO 2025-1
On June 12, 2024, the Company’s subsidiary, WISE CLO 2025-1 LTD. (fka, BOC SLF WH I BA LTD.) was incorporated as a company under the laws of the Cayman Islands. On March 6, 2025, WISE CLO 2025-1 LTD., as issuer, and WISE CLO 2025-1, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-1 Transaction”) using the financial assets previously acquired by WISE CLO 2025-1 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $42.0 million of

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)
Class B-1 Notes, $10.0 million of Class B-2 Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 6, 2025 among WISE CLO 2025-1 LTD., as issuer, WISE CLO 2025-1, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-1 Transaction have a stated maturity of January 20, 2038.
WISE CLO 2025-2
On August 1, 2024, the Company’s subsidiary, WISE CLO 2025-2 LTD (fka “BOC SLF WH 4 WF LTD.”) was incorporated as a company under the laws of the Cayman Islands. On March 31, 2025, WISE CLO 2025-2 LTD., as issuer, and WISE CLO 2025-2, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-2 Transaction”) using the financial assets previously acquired by WISE CLO 2025-2 LTD as the collateral underpinning the transaction and issued $236.0 million of Class A Notes, $56.0 million of Class B Notes, $28.0 million of Class C Notes, and $92.0 million of Subordinated Notes pursuant to an Indenture dated March 31, 2025 among WISE CLO 2025-2 LTD., as issuer, WISE CLO 2025-2, LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-2 Transaction have a stated maturity of April 20, 2038.
WISE CLO 2025-3
On June 5, 2024, the Company’s subsidiary, WISE CLO 2025-3 LTD (fka “BOC SLF WH II RB LTD.”) was incorporated as a company under the laws of the Cayman Islands. On July 24, 2025, WISE CLO 2025-3 LTD., as issuer, and WISE CLO 2025-3, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-3 Transaction”) using the financial assets previously acquired by WISE CLO 2025-3 LTD as the collateral underpinning the transaction and issued $115.0 million of Class A Notes, $125.0 million of Class A Loans, $37.0 million of Class B-1 Notes, $15.0 million in Class B-2 Notes, $26.0 million of Class C Notes, and $90.5 million of Subordinated Notes pursuant to an Indenture dated July 24, 2025 among WISE CLO 2025-3 LTD., as issuer, WISE CLO 2025-3, LLC, as co-issuer, and US Bank Trust Company, National Association, as collateral trustee. The notes issued as part of the WISE CLO 2025-3 Transaction have a stated maturity of July 20, 2038.
WISE CLO 2025-4
On June 28, 2024, the Company’s subsidiary, WISE CLO 2025-4 LTD (fka “BOC SLF WH III C LTD.”) was incorporated as a company under the laws of the Cayman Islands. On September 4, 2025, WISE CLO 2025-4 LTD., as issuer, and WISE CLO 2025-4, LLC, as co-issuer, closed a CLO transaction (the “WISE CLO 2025-4 Transaction”) using the financial assets previously acquired by WISE CLO 2025-4 LTD as the collateral underpinning the transaction and issued $240.0 million of Class A Notes, $37.0 million of Class B-1 Notes, $15.0 million in Class B-2 Notes, $26.0 million of Class C Notes, and $91.8 million of Subordinated Notes pursuant to an Indenture dated September 4, 2025 among WISE CLO 2025-4 LTD., as issuer, WISE CLO 2025-4, LLC, as co-issuer, and US Bank Trust Company, National Association, as trustee. The notes issued as part of the WISE CLO 2025-4 Transaction have a stated maturity of September 20, 2038.
Financial Instruments Not Carried at Fair Value
The fair value of the Company’s debt, which is categorized as Level 3 within the fair value hierarchy as of March 31, 2026, approximates the carrying value. The carrying amounts of the Company’s assets and liabilities, other than investments at fair value, approximate fair value due to their short maturities.

Blue Owl Credit SLF LLC
Supplemental Financial Information (Unaudited)

The table below presents the net carrying value of the Company’s debt obligations as of March 31, 2026 and December 31, 2025 respectively:

	March 31, 2026
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
WISE CLO 2025-1 LTD.	$320,000	$320,000	$—	$1,961	$318,039
WISE CLO 2025-2 LTD.	319,160	319,160	—	1,732	317,428
WISE CLO 2025-3 LTD.	318,000	318,000	—	1,808	316,192
WISE CLO 2025-4 LTD.	317,935	317,935	—	1,680	316,255
Bank of America Facility	300,000	162,812	48,450	220	162,592
RBC Facility	300,000	109,642	26,046	312	109,330
Citibank Facility	105,000	103,294	1,280	172	103,122
Wells Fargo Facility	300,000	152,222	48,632	211	152,011
Mizuho Facility	240,000	36,209	4,058	—	36,209
Total Debt	$2,520,095	$1,839,274	$128,465	$8,096	$1,831,178
(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.

	December 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
WISE CLO 2025-1 LTD.	$320,000	$320,000	$—	$2,001	$317,999
WISE CLO 2025-2 LTD.	319,160	319,160	—	1,767	317,393
WISE CLO 2025-3 LTD.	318,000	318,000	—	1,844	316,156
WISE CLO 2025-4 LTD.	317,935	317,935	—	1,806	316,129
Bank of America Facility	300,000	141,765	29,368	265	141,500
RBC Facility	300,000	93,117	16,015	324	92,793
Citibank Facility	100,000	84,790	15,210	206	84,584
Wells Fargo Facility	300,000	137,819	26,421	250	137,569
Mizuho Facility	240,000	4,240	14,850	—	4,240
Total Debt	$2,515,095	$1,736,826	$101,864	$8,463	$1,728,363

(1) The amount available reflects any collateral related limitations at the Company level related to each credit facility’s borrowing base.

The table below presents the components of interest expense for the following periods:

	For the Three Months Ended March 31,
($ in thousands)	2026	2025
Interest expense	$23,100	$12,907
Amortization of debt issuance costs	337	142
Total Interest Expense	$23,814	$13,049

Average interest rate	5.1%	5.9%
Average daily outstanding borrowings	$1,797,971	$873,227